SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 20, 2003

(Date of earliest event reported)

RIVERSTONE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-32269	95-4596178
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5200 Great America Parkway, Santa Clara, California 95054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 878-6500

Item 5.	Other Events.

On August 20, 2003, Riverstone Networks, Inc. (the “Company”) announced the appointment of Oscar Rodriguez as the Company’s President and Chief Executive Officer. Attached hereto, and incorporated by reference herein, as Exhibit 99.1 is the press release dated August 20, 2003 announcing Mr. Rodriguez’s appointment.

Also on August 20, 2003, the Company provided an update regarding the listing of the Company’s common stock on The Nasdaq National Market. Attached hereto, and incorporated by reference herein, as Exhibit 99.2 is the press release dated August 20, 2003 updating the status of the Company’s Nasdaq listing.

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated August 20, 2003 announcing the appointment of Oscar Rodriguez as President and Chief Executive Officer.

99.2	Press release dated August 20, 2003 updating the status of the Company’s Nasdaq listing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2003

RIVERSTONE NETWORKS, INC.

By	/s/ ROBERT STANTON
Name:	Robert Stanton
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated August 20, 2003 announcing the appointment of Oscar Rodriguez as President and Chief Executive Officer.

99.2	Press release dated August 20, 2003 updating the status of the Company’s Nasdaq listing.